Third-party guarantees and commitments	12 Months Ended
Dec. 31, 2017
Third-party guarantees and commitments [Abstract]
Third-party guarantees and commitments
Note 19.- Third-party guarantees and commitments

Third-party guarantees

At the close of 2017 the overall sum of Bank Bond and Surety Insurance directly deposited by the subsidiaries of the Company as a guarantee to third parties (clients, financial entities and other third parties) amounted to $32,428 thousand attributed to operations of technical nature ($27,163 thousand as of December 31, 2016). In addition, in the third quarter of 2017 the Company issued the guarantees amounting to $112 million previously issued by Abengoa related to operations of technical nature (see Note 10).

Contractual obligations

The following table shows the breakdown of the third-party commitments and contractual obligations as of December 31, 2017 and 2016:

2017	Total	2018	2019 and 2020	2021 and 2022	Subsequent

Corporate debt	643,083	68,907	253,393	107,316	213,467
Loans with credit institutions (project debt)	4,628,289	215,117	457,853	539,466	3,415,853
Notes and bonds (project debt)	846,919	31,174	53,620	54,395	707,730
Purchase commitments	3,149,813	141,867	230,014	259,845	2,518,087
Accrued interest estimate during the useful life of loans	3,129,321	340,481	630,108	559,856	1,598,876

2016	Total	2017	2018 and 2019	2020 and 2021	Subsequent

Corporate debt	668,201	291,861	376,340	-	-
Loans with credit institutions (project debt)*	4,498,930	183,929	388,679	459,361	3,466,961
Notes and bonds (project debt)	831,538	27,225	49,422	48,740	706,151
Purchase commitments	2,894,146	136,032	263,398	246,904	2,247,812
Accrued interest estimate during the useful life of loans	3,356,750	332,408	617,852	543,927	1,862,563

*	According to contracted maturities.

Legal Proceedings

On October 17, 2016, ACT received a request for arbitration from the International Court of Arbitration of the International Chamber of Commerce presented by Pemex. Pemex is requesting compensation for damages caused by a fire that occurred in their facilities during the construction of the ACT cogeneration plant in December 2012, for a total amount of approximately $20 million.  On July 5, 2017, Seguros Inbursa, the insurer of Pemex, joined as a second claimant in the process.  The Company does not expect this proceeding to have a material adverse effect on their financial position, cash flows or results of operations. In the event that the arbitration results in a negative outcome,   the Company expects these damages to be covered by the existing insurance policy.

A number of Abengoa's subcontractors and insurance companies that issued bonds covering such contracts in the United States have included subsidiaries of the Company as co-defendants in claims against Abengoa. Generally, the subsidiaries of the Company have been dismissed as defendants at early stages of the processes but there remain pending cases including Arb Inc. with a potential total claim of approximately $33 million and a group of insurance companies with a potential total claim of approximately $200 million.  Based on the assessment of the Company with information currently available, the Company does not expect these proceedings, individually or in the aggregate, to have a material adverse effect on its financial position, cash flows or results of operations.

The Company is not a party to any other significant legal proceeding other than legal proceedings arising in the ordinary course of its business. The Company is party to various administrative and regulatory proceedings that have arisen in the ordinary course of business. While the Company does not expect these proceedings, either individually or in the aggregate, to have a material adverse effect on its financial position or results of operations, because of the nature of these proceedings the Company is not able to predict their ultimate outcomes, some of which may be unfavorable to the Company.